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                                                                    EXHIBIT 99.2

                               ARTICLES OF MERGER

                                       OF

                            AVAILENT FINANCIAL, INC.
                               A TEXAS CORPORATION

                                      INTO

                            AVAILENT FINANCIAL, INC.
                             A DELAWARE CORPORATION

         Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act (the "TBCA"), the undersigned corporations adopt the following Articles of Merger for the purpose of effecting a merger (the "MERGER") in accordance with the provisions of the TBCA:

         1. The name of each of the undersigned corporations that is a party to that certain Third Amended and Restated Agreement and Plan of Reorganization, dated as of March 1, 2002 (the "REORGANIZATION AGREEMENT"), and the state of incorporation of each such corporation is:

         Name of Corporation                                      State
         -------------------                                      -----

         Availent Financial, Inc.                                 Texas

         Availent Financial, Inc.                                 Delaware


         2. The Reorganization Agreement has been approved in accordance with the provisions of Article 5.03 of the TBCA. The Reorganization Agreement provides for the merger of Availent Financial, Inc., a Texas corporation ("AVAILENT-TX"), with and into Availent Financial, Inc., a Delaware corporation ("AVAILENT-DE"), with Availent-DE as the foreign surviving corporation (the "SURVIVING CORPORATION"). The Reorganization Agreement was duly approved by the stockholders of each corporation as set forth below.

         3. An executed copy of the Reorganization Agreement is on file at the principal place of business of Availent-DE, 2720 Stemmons Freeway South Tower, Suite 600, Dallas, TX 75207, and a copy of the Reorganization Agreement will be furnished by Availent-DE, on written request and without cost, to any shareholder of Availent-DE or Availent-TX.

         4. The Amended Certificate of Incorporation, as amended on December 4, 2002 (the "CERTIFICATE OF INCORPORATION"), of Availent-DE shall be the Certificate of Incorporation of the Surviving Corporation as a result of the Merger. The only amendment or change to the Certificate of Incorporation of Availent-DE desired to be effected by the Merger is as set forth below:

                  RESOLVED, that the Certificate of Incorporation be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

                  "FIRST: The name of the corporation is Availent Financial, Inc."


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                  FURTHER RESOLVED, that the Certificate of Incorporation be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

                  "FOURTH: At 5:00 p.m., Delaware time, on the filing date of this Certificate of Amendment of Amended Certificate of Incorporation (the "EFFECTIVE TIME"), a one-for-two reverse stock split of the common stock, par value $0.01 per share, of the Corporation ("COMMON STOCK") shall become effective, pursuant to which each two (2) shares of common stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (the "OLD COMMON STOCK") shall be reclassified and combined (the "REVERSE SPLIT") into one share of common stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of common stock from and after the Effective Time (the "NEW COMMON STOCK").

                  No fractional shares of Common Stock shall be issued to the stockholders of the Corporation in connection with the Reverse Stock Split Amendment. Each holder of shares of Pre-Effective Stock otherwise entitled to a fractional share of Common Stock shall be entitled to receive a cash payment (without interest) in lieu of such fractional share in an amount approximately equal to (i) such fractional share multiplied by the average of the high and low trading prices of the Common Stock as reported on the Over the Counter Bulletin Board for the five (5) trading days immediately prior to the Effective Time if shares of Common Stock have traded on the Over the Counter Bulletin Board during regular trading hours on each of the five (5) business days immediately prior to the Effective Time, (ii) such fractional share multiplied by the average of the high and low trading prices of the Common Stock as reported on the Over the Counter Bulletin Board for the first five (5) consecutive trading days on which the shares of Common Stock have traded if shares of Common Stock have not traded on the Over the Counter Bulletin Board during regular trading hours on each of the five (5) business days immediately prior to the Effective Time, but have traded on the Over the Counter Bulletin Board during regular trading hours on each of any five (5) consecutive business days at any time prior to ten (10) business days after the Effective Time, or (iii) such fractional share multiplied by the fair market value per share of Common Stock as determined by the board of directors in good faith if shares of Common Stock have not traded on the Over the Counter Bulletin Board during regular trading hours on each of the five (5) business days immediately prior to the Effective Time or during regular trading hours on each of any five (5) consecutive business days at any time prior to ten (10) business days after the Effective Time.

                  The corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock"; the total number of shares of stock which the corporation shall have authority to issue is One Hundred Ten Million (110,000,000) and the par value of each of such shares is No and 01/100 ($0.01) Dollars, amounting in the aggregate to One Million One Hundred Thousand and no/100 ($1,100,000.00) Dollars; the total number of shares of Preferred Stock shall be Ten Million (10,000,000); the total number of shares of Common Stock shall be One Hundred Million (100,000,000).



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         Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix the voting rights, designations, powers, preferences and the relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding)."

         5. As to each of the undersigned corporations, the approval of whose shareholders is required, the number of outstanding shares of each class or series of stock of such corporation entitled to vote, with other shares or as a class, on the Reorganization Agreement are as follows:

                                                                                        Number of Shares
                                   Number of Shares                                     Entitled to Vote as
Name of Corporation                Outstanding                Class or Series           a Class or Series
-------------------                ----------------           ---------------           -------------------
Availent-DE                        12,484,689                 Common Stock, $0.01       N/A
                                                              par value
Availent-TX                        534,140                    Common Stock, $0.01       N/A
                                                              par value

         6. The holders of at least the number of issued and outstanding shares of capital stock of each of Availent-DE and Availent-TX entitled to vote on the Reorganization Agreement and necessary to approve the Reorganization Agreement have signed a consent in writing to the Reorganization Agreement adopting the Reorganization Agreement pursuant to Article 9.10 of the TBCA, and any written notice required by Article 9.10 of the TBCA has been given.

         7. The Reorganization Agreement and the performance of its terms were duly authorized by all action required by the laws under which the parties to the merger were incorporated and by their respective constituent documents.

         8. The Surviving Corporation will be responsible for the payment of all fees and franchise taxes as are required by law to be paid by Availent-DE or Availent-TX and, as the sole surviving corporation in the Merger, will be obligated to pay all such fees and franchise taxes if the same are not timely paid.

         9. The merger shall become effective upon the filing of these Articles of Merger with the Secretary of State of the State of Texas and the issuance of a certificate of merger by the Secretary of State of the State of Texas.

                                    * * * * *



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Dated: December 4, 2002

                                            AVAILENT FINANCIAL, INC.,
                                            A Texas corporation


                                            By: /s/ Patrick A. McGeeney
                                                -------------------------------
                                            Name:  Patrick A. McGeeney
                                            Title: President


                                            AVAILENT FINANCIAL, INC.,
                                            A Delaware corporation


                                            By: /s/ Patrick A. McGeeney
                                                -------------------------------
                                            Name:  Patrick A. McGeeney
                                            Title: President



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                                    EXHIBIT A

        Articles of Incorporation of the Surviving Corporation as Amended



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